UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Progyny, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-39100	27-2220139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1359 Broadway New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 888-3124

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PGNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Progyny, Inc. (“Progyny”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2021. Stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in Progyny’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2021. The results were as follows:

1.	Proposal 1 - Election of Directors

Each of the Class II director nominees to the Board of Directors was elected to serve until Progyny’s 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected, or if sooner, until he or she resigns, dies, or is removed from the Board of Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roger Holstein	71,437,061	960,419	6,675,747
Jeff Park	53,072,817	19,324,663	6,675,747
David Schlanger	53,378,231	19,019,248	6,675,747

2.	Proposal 2 – Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as Progyny’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
78,915,375	85,822	72,030

3.	Proposal 3 – Non-Binding Advisory Vote on the Frequency of an Advisory Vote on the Compensation Program for Progyny’s Named Executive Officers

Stockholders recommended, on an advisory and non-binding basis, that future stockholder advisory votes on the compensation of Progyny’s named executive officers be held every year. Based on these voting results and consistent with the Board of Directors’ recommendation, once an advisory vote on the compensation of Progyny’s named executive officers is required to be held at the 2022 annual meeting of stockholders, the Board of Directors has determined to hold such advisory vote every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of Progyny’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of Progyny.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
72,247,817	42,952	29,066	77,645	6,675,747

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progyny, Inc.

Dated: June 4, 2021
	By:	/s/ David Schlanger
David Schlanger
Chief Executive Officer